                                                                    EXHIBIT 10.6

                                                               EXECUTION VERSION

                                                                       EXHIBIT A
                                                                FORM OF PRE-PAID
                                                       SHARE FORWARD TRANSACTION
                                                                    CONFIRMATION


                                  CONFIRMATION

Date:         2/28/03

To:           Ameritrade Holding Corporation ("Counterparty")

Telefax No.:  (402)597-8470

Attention:    Ameritrade Finance

From:         Citibank, N.A. ("Citibank")

Telefax No.:  212-615-8985


     The purpose of this communication (this "Confirmation") is to set forth the terms and conditions of the above-referenced Transactions entered into on the Trade Dates specified below (each a "Transaction") between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Pre-Paid Share Forward Transactions dated as of April 25, 2003 (the "Master Confirmation") between you and us.

     1. The definitions and provisions contained in the Definitions and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between any of those definitions and provisions and this Confirmation, this confirmation will govern.

     2. All provisions contained in the Agreement (as modified and as defined in the Master Confirmation) shall govern this Confirmation except as expressly modified below.

     3. Conditions Precedent. The condition precedent set forth in clause (1) of Section 2(a)(iii) of the Agreement shall not apply to payments or deliveries scheduled to be made by Counterparty to Citibank under this Master Confirmation.

     4. The particular Transactions to which this Confirmation relates are pre-paid Share Forward Transactions, the terms of which are as follows:

Transaction
 Reference                        Number of         Forward           Forward      Valuation
    No.            Trade Date       Shares        Floor Price        Cap Price        Date
-----------        ----------     ---------       -----------        ---------     ---------
E03-00383          2/28/03         260,000          $4.770            $5.724       2/28/2007
E03-00384          2/28/03         260,000          $4.770            $5.724       3/1/2007
E03-00385          2/28/03         260,000          $4.770            $5.724       3/2/2007

E03-00386          2/28/03         260,000          $4.770            $5.724       3/5/2007
E03-00387          2/28/03         260,000          $4.770            $5.724       3/6/2007
E03-00388          2/28/03         260,000          $4.770            $5.724       3/7/2007
E03-00389          2/28/03         260,000          $4.770            $5.724       3/8/2007
E03-00390          2/28/03         260,000          $4.770            $5.724       3/9/2007
E03-00391          2/28/03         260,000          $4.770            $5.724       3/12/2007
E03-00392          2/28/03         260,000          $4.770            $5.724       3/13/2007
E03-00393          2/28/03         260,000          $4.770            $5.724       3/14/2007
E03-00394          2/28/03         260,000          $4.770            $5.724       3/15/2007
E03-00395          2/28/03         260,000          $4.770            $5.724       3/16/2007
E03-00396          2/28/03         260,000          $4.770            $5.724       3/19/2007
E03-00397          2/28/03         260,000          $4.770            $5.724       3/20/2007
E03-00398          2/28/03         260,000          $4.770            $5.724       3/21/2007
E03-00399          2/28/03         260,000          $4.770            $5.724       3/22/2007
E03-00400          2/28/03         260,000          $4.770            $5.724       3/23/2007
E03-00401          2/28/03         260,000          $4.770            $5.724       3/26/2007
E03-00402          2/28/03         260,000          $4.770            $5.724       3/27/2007

     Prepayment Amount:       $21,331,440

     Final Disruption Date:   The fifth Scheduled Trading Day following the
                              final Valuation Date set forth in the chart above.

     Loss of Stock Borrow:    Applicable

     Counterparty hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to each particular Transaction to which this Confirmation relates by manually signing this Confirmation and providing any other information requested herein or in the Master Confirmation and immediately sending a facsimile transmission of an executed copy to Confirmation Unit 212-615-8985, with an executed copy sent to Citibank, N.A., 333 West 34th Street, 2nd Floor, New York, New York 10001,
Attention: Confirmation Unit.


                                         Yours sincerely,

                                         CITIBANK, N.A.

                                         By: /s/ HERMAN HIRSCH
                                             -----------------------------------
                                             Authorized Representative

Confirmed as of the date first above written:

AMERITRADE HOLDING CORPORATION

By:  /s/ JOHN R. MACDONALD
     --------------------------------
     Name:  John R. MacDonald
     Title: Executive Vice President,
            Chief Financial Officer
            and Treasurer